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                                                                    EXHIBIT 32.2



           CERTIFICATION OF CHIEF FINANCIAL OFFICER OF THE REGISTRANT, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Dynamex Inc., a Delaware corporation (the "COMPANY"), on Form 10-K for the period ended July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), Ray E. Schmitz, Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ RAY E. SCHMITZ
------------------------------------------
Ray E. Schmitz
Vice President and Chief Financial Officer
October 20, 2003



This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.